Earnings/ (Loss) per share - Additional information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Earnings per share, Basic [Abstract]:
Issuance date of Series B preferred stock	August 2013
Preferred stock dividend rate	7.625%
Preferred Stock, Dividend Payment Terms	Annual dividend of 7.625% in arrears on the 15th day of January, April, July and October of each year. Profit or loss attributable to common equity holders is adjusted by the contractual amount of dividends on Series B Preferred Stock that should be paid for the period.
Dividends paid and accrued during the year	$ 1,536	$ 0	$ 0